UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: August 9, 2018

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

Not Applicable

(Former name or address, if changed since last report)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13601 Preston Road, # E816

Dallas, Texas 75240

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. We have based the forward-looking statements contained in this Current Report primarily on our current expectations about future events and trends that we believe may affect our current and proposed business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions and other factors, including those described under the caption “Risk Factors” of Item 1A of our 10-K Transition Report for the period from October 1, 2017, to December 31, 2017, which is incorporated herein by reference in Item 9.01 below.  Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein. Accordingly, we cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be read and considered with other reports or registration statements filed by us with the Securities and Exchange Commission (the “SEC”). Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

EXPLANATORY NOTES

Except as otherwise indicated by context, references to the “Company,” “we,” “our,” “us” and words of similar import refer to “KonaTel, Inc.,” a Delaware corporation (“KonaTel”), formerly named Dala Petroleum Corp., which is the Registrant, and its wholly-owned subsidiary, KonaTel, Inc., a Nevada corporation (“KonaTel Nevada”).

CAUTIONARY STATEMENTS

We have a limited public float of our outstanding common stock, and there has been no established trading market in our common stock during the past three years.  See the caption “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of Part II, Item 5 of our 10-K Transition Report, filed with the SEC on June 29, 2018.  These factors may result in uncertainty and volatility in the trading price of our common stock that may not have any relation to our current or future prospects.  On or about September 29, 2017, our Application for continued quotation of our common stock on the OTC Markets Group OTCQB Tier (respectively, the “OTC Markets” and the “OTCQB Tier”) was not approved because of our limited public float and the high concentration of the ownership in our common stock in one entity at that time, among other potential reasons. With the December 18, 2017, closing of our KonaTel Nevada Merger, the percentage of a majority of the ownership of our common stock in a limited number of holders has increased, with an aggregate of 26,499,250 shares (includes 899,250 shares underlying vested options that can be exercised within 60 days of the date of this Current Report) being deemed to be beneficially owned by D. Sean McEwen, our Chairman, CEO, President and a director, 13,500,000 shares of direct ownership and 561,750 shares underlying personally owned vested options, and 12,225,000 shares (includes 187,500 shares underlying vested options owned by others) of indirect ownership under a Shareholder Voting Agreement executed and delivered at the Effective Time of the KonaTel Nevada Merger. Based on the present number of outstanding shares of our common stock of 33,841,536 shares, which includes all 899,250 shares underlying vested options that can be exercised within 60 days of the date of this Current Report, Mr. McEwen is currently the beneficial owner of approximately 65.5% of our outstanding shares.  See the caption “Security Ownership of Certain Beneficial Owners and Management” of Part III, Item 12 of our 10-K Transition Report filed with the SEC on June 29, 2018, for additional information on these computations.  No further Application could have been made by us with the OTC Markets for further consideration of quotations of our common stock on the OCTQB Tier until on or about March 31, 2018, and no determination by management has been made as to whether any such Application will be filed in the near future.  Our common stock is currently quoted on the OTC Markets OTC Pink Tier (the “OTC Pink Tier”) under the trading symbol “KTEL.”

The information contained in this Current Report responds to the following items of Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 9.01	Financial Statements and Exhibits.

Item 1.01 Entry into Definitive Material Agreement.

On August 9, 2018, we entered into an Asset Purchase Agreement (the “Agreement”) with Telecon Wireless Resources, Inc., a New York corporation (the “Buyer”); and KonaTel, Inc., a Nevada corporation and our wholly-owned subsidiary (the “Seller”), whereby we sold various assets, including furniture, fixtures, equipment, account receivable and a customer list, among other assets and liabilities (the “Acquired Assets”).  The Agreement had an effective date of July 31, 2018 (the “Effective Date” and the “Cut-Off Date”). These Acquired Assets were utilized in our wireless services and telecommunications operations conducted by us under the name “Telecon Wireless” in our retail store located in Johnstown, New York.  The purchase price of the Acquired Assets was approximately $406,000. All but $100,000 of the purchase price has been paid, with the balance of $100,000 being payable under a promissory note secured by all of the Acquired Assets and payable in 12 equal and consecutive monthly installments of approximately $8,333.33 per month, commencing on September 1, 2018 (the “Promissory Note”).  The purchase price was paid by the Buyer by payment of $40,246.85 due on a credit card account utilized in our business; $266,043.05 in cash; and $100,000 being payable under the Promissory Note.  The Buyer was formed by the previous General Manager of our operations at this location, William Sullivan, who has personally guaranteed the obligations of the Buyer under the Agreement.  The Acquired Assets were sold “As Is Where Is.”  The Agreement also provides that: (i) the Buyer shall not purchase any wireless data or any other wholesale telecommunications services from any provider except us during the period that any balance is outstanding on the Promissory Note; (ii) all liabilities existing prior to the Effective Date, including any liability for the leased premises in which these operations were carried on, shall be the sole responsibility of the Buyer; provided, however, that the Seller shall indemnify and hold the Buyer harmless from and against any liability it owed with respect to the New York operations to Sprint, in the approximate amount of $144,000, which was incurred prior to July 31, 2018; (iii) the Buyer shall execute and deliver to us our standard Wholesale Telecommunications Agreement; (iv) business deposits posted by us shall be replaced by the Buyer; (v) commissions and expenses due employees of the Seller prior to July 31, 2018, the Cut-Off Date, and earned prior to closing, shall in all respects be fully paid by the Buyer within 90 days of the Effective Date, among other terms and conditions and customary representations and warranties of the parties.  Copies of the Asset Purchase Agreement, along with the related Bill of Sale, Promissory Note and Security Agreement are attached hereto as Exhibits, with the foregoing summary being modified in its entirety by reference to these Exhibits.  See Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Acquired Assets purchased by the Buyer include computer workstations; computer network equipment; desk phones; an email account; domain names; miscellaneous office equipment; certain inventory; certain accounts receivable; and a customer list.

Item 9.01 Financial Statements and Exhibits.

 (d)

Exhibits

10.1	Asset Purchase Agreement dated July 31, 2018
Bill of Sale dated August 9, 2018
Promissory Note dated July 31, 2018
Security Agreement dated July 31, 2018

Exhibits incorporated by reference:

10-K Transition Report for the period from October 1, 2017, to December 31, 2017, filed with the SEC on June 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: August 15, 2018	By:	/s/ D. Sean McEwen
D. Sean McEwen
President, Chairman, Chief Executive Officer and Director

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